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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number

817-00879

THE MEXICO FUND, INC.

(Exact name of registrant as specified in charter)

1775 I STREET, N.W.,

WASHINGTON, DC 20006-2401

(Address of principal executive offices) (Zip code)

José Luis Gómez Pimienta

77 ARISTOTELES STREET, 3RD FLOOR

POLANCO D.F. 11560 MEXICO

(Name and address of agent for service)

Copies to:

Sander M. Bieber

Dechert LLP

1775 I STREET, N.W.

WASHINGTON, DC 20006-2401

Registrant’s telephone number, including area code: 202-261-7941

Date of fiscal year end: October 31, 2005

Date of reporting period: April 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

A copy of the Registrant’s Semi-Annual Report to Stockholders for the period ending April 30, 2005 transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is provided below.

The Mexico Fund, Inc.

Directors:

Emilio Carrillo Gamboa — Chairman

Philip Caldwell

Eugenio Clariond Reyes-Retana

José Luis Gómez Pimienta

Claudio X. González

Robert L. Knauss

Jaime Serra Puche

Officers:

José Luis Gómez Pimienta — President

Samuel García-Cuéllar — Secretary

Alberto Osorio — Treasurer

Carlos H. Woodworth — Corporate Governance

Vice President, Chief

Compliance Officer

Eduardo Solano — Investor Relations

Vice President

Sander M. Bieber — Assistant Secretary

Investment Adviser —

Impulsora del Fondo México, S.A. de C.V.

Custodian —

BBVA Bancomer, S.A.

Comerica Bank

Transfer Agent and Registrar —

American Stock Transfer & Trust Company

Counsel —

Dechert LLP

Creel, García-Cuéllar y Müggenburg, S.C.

This report, including the financial statements herein, is transmitted to stockholders of The Mexico Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2005

(Unaudited)

www.themexicofund.com

The Mexico Fund, Inc.

Semi-Annual Report

April 30, 2005

Highlights

•	The Fund’s first half of fiscal 2005 ended on April 30, 2005.

•	During this period, the Fund’s market price and net asset value (NAV) per share registered a total return of 18.0% and 13.8%, respectively, and both indicators outperformed the IFCG Mexico and IPC indices, which increased 12.5% and 10.9%, respectively.

•	At the end of this period, the discount between the Fund’s market price and NAV per share was 12.1%, compared with 14.9% at the end of fiscal 2004.

•	On January 31, 2005, the Fund concluded an in-kind repurchase offer for up to 5% of outstanding shares, equivalent to $22.9 million. The Fund expects to commence its next periodic repurchase offer in July 2005. Participation in the Fund’s in-kind periodic repurchase offers is not mandatory. The repurchase offers are not part of a plan to liquidate the Fund and its shares continue to be traded on the New York Stock Exchange (NYSE) during the Fund’s repurchase offers.

•	The Mexican gross domestic product (GDP) increased 2.4% during the first quarter of 2005, compared with 4.4% during 2004.

The Mexico Fund, Inc. is a non-diversified closed-end management investment company with the investment objective of long-term capital appreciation through investments in securities, primarily equity, listed on the Mexican Stock Exchange. The Fund provides a vehicle to investors who wish to invest in Mexican companies through a managed non-diversified portfolio as part of their overall investment program.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Mexico Fund, Inc.

To Our Stockholders:

We are pleased to present to you the Fund’s 2005 Semi-Annual Report. During this six-month period, your Fund completed the investment of proceeds obtained from the rights offering transaction that concluded at the end of fiscal 2004. The strategy to invest incremental portions of the Fund’s assets in attractive growth-oriented businesses, including, but not limited to, small- and medium-capitalization companies, resulted in a positive performance of the Fund’s market price and net asset value (NAV) per share. In this report, we summarize the period’s prevailing economic and market conditions in Mexico and outline the Fund’s investment strategy and resulting performance. We hope you find this report useful and informative.

Economic Environment

According to official sources, Mexico’s gross domestic product (GDP) increased 2.4% during the first quarter of calendar 2005, compared with 4.4% during 2004. This lower growth is considered primarily due to fewer business days during the first quarter of 2005 than those of the same period of 2004. During the first quarter of 2005, the most dynamic sectors of the economy were transportation, up 7.8%; financial services, up 5.1%; commerce, restaurants and hotels, up 3.3%; personal services, up 1.6%; and construction, up 1.0%. In contrast, the primary sector, composed of agriculture, fishery and livestock, decreased 1.5%; electricity, gas and water decreased 1.2%; mining decreased 1.1% and the manufacturing industry decreased 0.2%. Economists surveyed by the Mexican Central Bank estimate that the Mexican GDP will increase 3.58% during 2005 and 3.54% during 2006.

Mexico’s inflation rate continues to be affected by several factors, including higher international oil prices and the price volatility of certain agricultural products, which have resulted in a 4.6% inflation rate for the year ended May 31, 2005. For the end of 2005, the Central Bank estimates a target inflation rate of 3%, ±1% as a margin of error to accommodate external factors. Analysts believe this target will be achieved as they estimate an inflation rate of 3.92% for 2005 and 3.93% for 2006. The Central Bank has continued implementing a restrictive monetary policy in an attempt to mitigate the effect of inflationary pressures. As a consequence of this policy, domestic short-term interest rates responded to higher inflation levels and increased from 8.0% at the end of October 2004 to 9.6% at the end of May 2005. Analysts estimate that interest rates will be relatively stable during 2005 and 2006, as these are expected to be 9.44% and 9.19%, respectively, at the end of each year.

The Mexican peso has gained value against the US dollar, as the exchange rate has decreased during this fiscal year, from Ps. 11.54 at the end of fiscal 2004 to Ps. 11.08 at the end of April 2005. Since then, the exchange rate has further decreased to Ps. 10.92 at the end of May 2005. The Central Bank continues implementing a free-floating exchange rate policy, with only minor market interventions aimed at reducing the rate of growth of international currency reserves, which amounted to $59.7 billion at the end of May 2005. Analysts estimate that the exchange rates will also be relatively stable during 2005 and 2006, as these are expected to be Ps. 11.54 and Ps. 11.93, respectively, at the end of each year.

According to preliminary figures published by the Mexican authorities, during the first quarter of 2005, Mexico’s total exports increased 8.5% to $46.9 billion, and within this, non-oil exports increased 6.0% to $40.5 billion and oil exports increased 28.5% to $6.4 billion. At the same time, Mexico’s total imports increased 11.6% to $48.8 billion, and within this, imported intermediate goods increased 8.4% to $36.4 billion, consumer goods imports increased 26.0% to $6.0 billion and capital goods imports increased 17.7% to $5.8 billion. The trade balance deficit amounted to $1.85 billion during the first three months of 2005.

Mexico’s sovereign debt risk, measured by the difference between the yields paid by Mexican public sector debt instruments traded abroad and that of US treasury bills, declined to a historical minimum level of 144 basis points on March 8, 2005. Since then, and in parallel to the increase experienced by inflation and domestic interest rates, Mexico’s sovereign debt risk increased to 164 basis points at the end of May 2005. The Mexican government continues auctioning 20-year bonds, denominated in Mexican pesos, at a fixed interest rate, which was 10.87% during May 2005. At the end of May 2005, the Mexican government sold, for the first time, $204.7 million of seven-year bonds in the Swiss market, issued in local currency at a 3% discount (equivalent to a 5.53% dollar yield). The placement and long-term of all these instruments reflects the confidence and positive sentiment of domestic and international investors towards Mexican debt instruments as a result of optimistic expectations about the Mexican economic environment.

Management Discussion of Fund’s Performance & Portfolio Strategy

During this six-month period of fiscal 2005, the Fund was able to capitalize on the results of its investment strategy that includes its participation in stocks of attractive and growth-oriented small- and medium-capitalization companies. The Fund has invested most of the proceeds obtained from the rights offering transaction concluded at the end of October 2004 and achieved positive results, despite the fact that the Fund had a higher than usual cash position due to the influx of proceed from the rights offering during a period of a rising equity market. At the end of April 30, 2005, 97% of the Fund’s portfolio was invested in equity securities. The Fund’s market price per share registered a total return of 18.0%, increasing to $21.30 and the NAV per share registered a total return of 13.8%, increasing to $24.24. These figures compare favorably with those of the IFCG Mexico, the Bolsa IPC and the Morgan Stanley Capital International indices for Mexico, which increased 12.5%, 10.9% and 10.4%, respectively. The total volume of Fund shares traded during this six-month period was 7.57 million, compared with 17.78 million shares outstanding at the end of this period, when the Fund’s net assets amounted to $431.10 million.

The Fund’s five portfolio holdings that most contributed to the increase in its NAV, during this six-month period, were: América Móvil (AMX), Corporación Geo (Geo), Hylsamex, Grupo Financiero Banorte (Gfnorte) and Alfa, which together represented 28.13% of the Fund’s net assets as of April 30, 2005, but provided 47.6% of the total return of the Fund’s NAV during this period. AMX is dedicated to providing telecommunications services in Mexico and Latin America; Geo is dedicated to the construction of affordable and middle-income houses; Hylsamex is a steel producer partially owned by Alfa (see below); Gfnorte is one of the leading financial groups in Mexico; and Alfa is a conglomerate dedicated to the production of petrochemical products, fibers, food, auto parts and steel. During this six-month period, the market prices of these five issuers increased 12.4%, 32.4%, 51.6%, 37.2% and 29.9%, respectively. Two other important contributors to the Fund’s NAV performance were Cemex, the world’s second largest producer of cement, concrete and aggregates, and Walmex, the Mexican subsidiary of international retailer Walmart. The market prices of these two issuers increased 24.3% and 13.1%, respectively, during this period. The Adviser will continue seeking attractive investment opportunities in its efforts to provide the Fund with the best possible relative performance against its benchmarks.

On May 18, 2005, Alfa announced that it had accepted an offer from the Italian-Argentinean group

Techint to purchase Alfa’s stake in steel producer Hylsamex. Under the terms of the offer, Techint has offered to buy all outstanding Hylsamex shares at a price of $3.71 per share for a total amount of $2.25 billion. Alfa has 42.5% of Hylsamex outstanding shares and the balance is held by the market. It is expected that the transaction will be completed by the end of August 2005. The total amount per share of the offer is 11.9% higher than the valuation as of April 30, 2005.

Other contributing factors to the increase in the Fund’s NAV during this period were the holdings of some small and medium-capitalized listed companies. Of relevant importance were: Grupo Aeroportuario del Sureste (Asur), the operator of airports located in the southeast region of Mexico, which represented 3.18% of the Fund’s portfolio and Urbi Desarrollos Urbanos (Urbi), dedicated to the construction of affordable and middle-income housing, which represented 4.79% of the Fund’s portfolio. The housing sector in Mexico continues representing an attractive investment opportunity, given Mexico’s significant housing deficit, which offers positive growth potential for these firms.

Of the 30 equity issuers in the Fund’s portfolio at the end of April 2005, six experienced market price declines during this fiscal period. These companies were: Vitro (glass producer), which represents 0.86% of Fund net assets and whose market price decreased 10.9%; Imsa (steel), which represents 1.70% of Fund net assets and whose market price decreased 8.3%; GCC (cement), which represents 2.15% of the Fund’s portfolio and whose market price decreased 7.9%; Kimberly Clark (consumer products), which represents 1.50% of Fund net assets and whose market price decreased 5.1%; Desc (conglomerate), which represents 0.47% of Fund net assets and whose market price decreased 4.1; and Telmex (telecommunications), which represents 2.13% of Fund net assets and whose market price decreased 1.0%. During the reporting period, the Fund sold its holdings of CIE (entertainment) whose market price decreased 17.0% and Comercial Mexicana (retail), whose market price decreased 2.9%. The Fund has also reduced its exposure to Vitro and Imsa.

As occurred with most equity markets around the world, the Mexican Bolsa has registered high levels of volatility in recent weeks. Nonetheless, the Fund’s Investment Adviser continues to believe that despite the significant increases of the Mexican Stock Exchange Index, which registered new historical maximum levels, the current market valuations continue to be relatively low and continue representing attractive investment opportunities. Listed companies reported strong financial results during the first quarter of 2005. During this period, and compared with the same quarter of 2004, sales of listed companies increased 16.1%, EBITDA1 increased 17.7% and net income grew 37.5%. As a result, the average Price Earnings Ratio (PER) of the market declined from 15.3 times at the end of October 2004, to 11.4 times at the end of April 2005, once the first quarter reports were incorporated.

The discount between the Fund’s market price and NAV ended April 2005 at 12.1%, compared with 14.9% at the end of fiscal 2004, when the discount increased in response to the rights offering transaction. The Board of Directors continues to monitor closely the Fund’s discount levels and believes that the Fund’s periodic in-kind repurchase offers continue to be an effective measure to contain the discount and allow stockholders the opportunity to have additional liquidity at a price near the NAV per share.

[1]	Earnings before interest, taxes, depreciation and amortization.

The following chart shows the Fund’s portfolio composition by sector, expressed as a percentage of the Fund’s net assets. After the termination of the rights offering transaction mentioned above short-term securities represented 19.4% of the Fund’s total net assets. As of April 2005, the Fund’s investments in this type of securities were reduced to 3.32%.

Portfolio Composition by Sector

% of Net Assets

April 30, 2005

Annual Meeting of Shareholders

The Fund held its annual stockholders’ meeting on March 9, 2005 at 1:00 p.m. New York City Time at 30 Rockefeller Plaza, 23rd Floor, New York, New York 10112. Fund stockholders re-elected Mr. Emilio Carrillo Gamboa and elected Mr. Eugenio Clariond Reyes-Retana as a new director. Mr. Juan Gallardo T., former Chairman of the Board, decided not to seek re-election. The Board of Directors and Fund Officers want to express their recognition to the 20 years of services that Mr. Gallardo dedicated to the Fund. The Board of Directors unanimously appointed Mr. Carrillo Gamboa as the successor of Mr. Gallardo as Chairman of the Board.

A total of 15,678,571 Fund shares were present at the meeting, constituting a quorum of 88.16%. The results of the meeting were as follows:

Election of Directors

	For	% of outstanding	% of voted	Withhold	% of outstanding	% of voted
Emilio Carrillo Gamboa	15,479,301	87.04%	98.73%	199,270	1.12%	1.27%
Eugenio Clariond Reyes-Retana	15,485,517	87.08%	98.77%	193,054	1.09%	1.23%

Renewal of Investment Advisory and Management Agreement

On March 9, 2005, the Board of Directors (“Board”) of the Fund, including a majority of Independent Directors, approved the continuation of the Investment Advisory and Management Agreement (“Agreement”) with Impulsora del Fondo México, S.A. de C.V. (“Impulsora”) based on its consideration of various factors, including: (1) the nature, extent and quality of services provided by Impulsora to the Fund; (2) the investment performance of the Fund; (3) the costs and services provided, including a comparison of such costs to other comparable funds; (4) profits to be realized by Impulsora from its relationship with the Fund; and (5) the extent to which economies of scale have been realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. In response to a specific request by the Independent Trustees, Impulsora provided detailed information concerning the foregoing factors. The Board also evaluated information provided by an independent third-party which consisted of comparative figures of overall expenses, management and other fees, of a group of substantially similar funds. As discussed more fully below, the Board considered the Fund’s positive performance, as well as its decline in its expense ratio, despite the contraction in Fund assets over the past four years. In addition, the Board determined that the fees payable to Impulsora were reasonable, especially in light of the quality of the services provided, as well as the level of advisory fees paid by comparable funds.

The following discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and Board committees. In view of the broad scope and variety of these factors and information, the Board did not find it practicable, and did not make specific assessments of, quantify or otherwise assign relative weights to the specific factors in reaching their conclusions and determinations to approve the continuance of the Investment Advisory and Management Agreement.

•	The nature, extent and quality of the advisory services provided. The Board concluded that Impulsora provides high quality services to the Fund, as indicated by the Fund’s competitive investment performance, including its performance as compared to the Mexican market indices, as well as against other listed funds that invest exclusively in Mexican securities. The Board further noted that Impulsora provides all facilities and services necessary to analyze, execute and maintain investments that are consistent with the Fund’s objectives, and has done so since the Fund’s inception in 1981.

•	The investment performance of the Fund. As noted above, the Board determined that Impulsora has achieved competitive or superior investment performance relative to the leading Mexican equity indices and comparable funds. In fact, the Board noted that during the past two years, the Fund’s portfolio has outperformed the leading Mexican equity indices. The Board also considered the considerable efforts made by Impulsora to address the discount between the Fund’s net asset value and market price.

•	The cost of advisory services provided and the level of profitability. The Board reviewed the fees charged by Impulsora for investment advisory services, the gross revenues and pre-tax profits earned by Impulsora. On the basis of this information, the Board concluded that, the level of investment advisory fees is appropriate in light of the management fees and that the overall expense ratios compared favorably to other similar funds and the anticipated profitability of the relationship between the Fund and Impulsora. Further, on the basis of comparative information supplied by Lipper Inc., the Board determined that the investment advisory fees and overall expense ratio of the Fund was lower than its peer group’s averages. In addition, the Board reviewed itemized expenses incurred by some other world equity closed-end funds as compared to the Fund. Based on the data provided, the Board discussed how the Fund’s total expenses, as well as itemized expenses, compared favorably to these other funds. The Board also reviewed the actual dollar amount of the fees payable under the Investment Advisory and Management Agreement, as well as the fee as a percentage of assets under management. The Board also reviewed data which compared the Fund’s advisory fee to other closed-end country funds, and determined that the Fund’s effective advisory fee rate was not only reasonable but was one of the lowest advisory fees in such industry.

•	Whether the advisory fees reflect economies of scale and the extent to which economies of scale will be realized as the Fund grow. The Board determined that the investment advisory fees payable under the advisory arrangements already reflect potential future economies of scale through the existing fee structure, which includes the imposition of breakpoints as Fund assets increase, of 1.00% of average net assets for assets up to and including $200 million, 0.90% of average net assets up to and including $400 million, and 0.60% of average net assets for assets in excess of $400 million.

•	Benefits to Impulsora from relationships with Fund (and any corresponding benefit to the Fund). The Board determined that other benefits described by Impulsora are reasonable and fair, and are consistent with industry practice and the best interest of the Fund and its shareholders. In this regard, the Board specifically considered the benefits to Impulsora due to the fact that it also serves, and receives an additional fee from the Fund as administrator to the Fund. In addition, the Board considered the fact that Impulsora also receives $75,000 for each Fund repurchase offer (with such amount payable through an adjustment to the repurchase price paid to shareholders participating in the repurchase offer in order to reimburse the Fund for repurchase offer related-expenses). With regard to brokerage, the Board noted that Impulsora does not utilize “soft dollar” arrangements. With regard to benefits to the Fund, the Board considered the fact that Impulsora has been able to obtain from Mexican brokerage houses, on behalf of the Fund, one of the lowest commission rates in Mexico.

Concentration Policy

The Fund has adopted a concentration policy that permits it to concentrate its investments in any industry or group of industries in the IPC Index (or any successor or comparable index as determined by the Board of Directors to be an appropriate measure of the Mexican market) if, at the time of investment, such industry represents 20% or more of the IPC Index; provided, however, that the Fund will not exceed the IPC Index concentration by more than 5%.

At the end of April 2005, the only industry group that represented 20% or more of the value of the securities included in the IPC Index is the communications industry group. This industry includes local, long-distance, and cellular telephone companies, as well as broadcast and media companies. Approximately 86.8% of this industry group is comprised of stocks of telecommunications companies. At the end of April 2005, 26.6% of the Fund’s net assets were invested in this industry group. This is compared with the communications industry group’s weighting of approximately 41.1% of the IPC Index. The Fund’s Investment Adviser will continue to evaluate the concentration in this industry and may choose not to concentrate in this industry group in the future or to concentrate in other industries subject to the concentration policy described above.

Periodic Repurchase Offer Authority

On March 6, 2002, the Fund announced the Board’s approval of a policy to conduct periodic in-kind repurchase offers at no less than 98% of NAV for up to 100% of the Fund’s outstanding shares. This policy is intended to provide additional liquidity to Fund shares and to reduce the discount at which Fund shares have been trading on the NYSE. Under this policy which was approved by stockholders and is the subject of exemptive relief granted by the Securities and Exchange Commission, the Fund offers to repurchase no less than five percent of the Fund’s outstanding shares each fiscal year, based on the number of shares outstanding at the beginning of the fiscal year. Repurchase offers are in-kind and conducted at least once each fiscal year, but not more frequently than quarterly, and are for between one and one hundred percent of the Fund’s outstanding shares. The Board can set or reset the periodic interval between repurchase offers at three, six or 12 months.

The Fund is expected to commence its next in-kind repurchase offer in July 2005.

The repurchase offers are not part of a plan to liquidate the Fund. Stockholder participation in the repurchase offers is not mandatory as stockholders can continue to purchase and sell Fund shares in cash transactions on the NYSE. The Fund continues to provide a convenient professionally managed vehicle for investing in Mexico.

Proxy Voting

Information is available about how the Fund voted proxies during the twelve-month period ending June 30, 2005, without charge, upon request, by calling collect Mr. Eduardo Solano, the Fund’s Investor Relations Vice President, at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET) and on the SEC’s website at www.sec.gov. The Fund’s and the Fund’s Investment Adviser’s proxy voting policies and procedures are on the Fund’s website, www.themexicofund.com, or are available without charge, upon request, by calling Eduardo Solano at (52 55) 5280-3247, during Mexico City business hours (10:00 am to 3:00 pm and 5:00 to 7:00 pm ET), and on the Fund’s website at www.themexicofund.com under the heading “Corporate Governance” and the SEC’s website at www.sec.gov.

Investor Relations; Reports to Stockholders

The Fund’s website presents the Fund’s market price and NAV per share on a same-day basis, the complete history of dividend distributions made by the Fund and provides a downloadable database containing the most important historical figures for the Fund. Documentation of the Fund’s in-kind repurchase offers is available at the website section titled “Shareholder Information”. The website section “Insiders’ Filings” provides direct hyperlinks to filings made by Directors and Officers of the Fund and its Investment Adviser regarding transactions in Fund shares available at the Securities and Exchange Commission’s website. The Fund also has placed many Fund governance documents on the website under the section titled “Corporate Governance”, including the Fund’s Articles and By-laws and committee charters.

Starting with the third quarter in 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s complete Schedules of Investment and Statements of Assets and Financial Liabilities for the first and third quarters of its fiscal year are also available electronically on the Fund’s website at “Investor Reports”. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (information regarding which may be obtained by calling 1-800-SEC-0330). The

Monthly Summary Report is published on the Fund’s website at section “Investor Reports”. Stockholders will receive printed versions of the Fund’s semi- and annual reports. This information is also available on the Fund’s electronic Form N-Q filings submitted to the SEC. Stockholders who desire to receive public reports and press releases regarding the Fund electronically upon their dissemination by the Fund should contact the Fund’s Investor Relations Office via e-mail (see address below). We hope that the Fund’s web site is a useful resource for information and we will continue working to improve it.

Stockholders may contact the Investment Adviser via telephone, in Mexico City, at (+52 55) 5282-8900. Please ask for Mr. Eduardo Solano, the Fund’s Investor Relations Vice President. Personnel to answer your questions are regularly available from 10:00 am to 3:00 pm and from 5:00 pm to 7:00 pm ET.

The Fund also offers stockholders and the general public the ability to contact the Fund via e-mail with questions or requests for additional information about the Fund. Stockholders may also direct any concerns regarding financial information to this e-mail address. Please direct your e-mail inquiries to:

Investor Relations Office

investor-relations@themexicofund.com

Information on the Fund’s NAV and market price per share is also published weekly in The Wall Street Journal, The New York Times and other newspapers in a table called “Closed-End Funds”. The Fund’s NYSE trading symbol is MXF.

The Fund’s Dividend Reinvestment Plan and Transfer Agent is:

American Stock Transfer & Trust Company

59 Maiden Lane — Plaza Level

New York, NY 10038

(212) 936-5100

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) provides a convenient way to increase your holdings in the Common Stock of the Fund through the reinvestment of net investment income and capital gain distributions. Under the terms of the Plan, Fund shareholders are automatically enrolled as participants in the Plan. If you do not wish to participate in the Plan, please contact the Plan Agent. Upon any termination of participation under the Plan, the Plan Agent will cause a share certificate for the appropriate number of full shares to be delivered to the participant, and a cash adjustment for any fractional shares. At a stockholder’s request, the Plan Agent will sell the participant’s shares and remit any proceeds to the participant, net of brokerage commissions. Stockholders who do not participate in the Plan will receive all distributions in cash.

Under the terms of the Plan, whenever the Fund declares a distribution, Plan participants will receive their distribution entirely in shares of Common Stock purchased either in the open market or from the Fund. If, on the date a distribution becomes payable or such other date as may be specified by the Fund’s Board of Directors (the valuation date), the market price of the Common Stock plus estimated brokerage commissions is equal to or exceeds the NAV per share of Common Stock, the Plan Agent will invest the distribution in newly issued shares of Common Stock, which will be priced at NAV. If on the valuation date, the market price of the Common Stock plus estimated brokerage commissions is lower than the NAV per share, the Plan Agent will buy Common Stock in the open market. As a participant in the Plan, you will be charged a pro-rata portion of brokerage commissions on all open market purchases.

If your shares are registered or will be registered in the name of a broker-dealer or any other nominee, you must contact the broker-dealer or other nominee regarding his or her status under the Plan, in -

cluding whether such broker-dealer or nominee will participate in the Plan on your behalf. Generally, shareholders receiving Common Stock under the Plan will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the stockholder not participated in the Plan.

If you have any questions concerning the Plan or would like a copy of the Plan brochure, please contact the Plan Agent:

American Stock Transfer & Trust Company

Attention: Dividend Reinvestment Department

59 Maiden Lane — Plaza Level

New York, NY 10038

(212) 936-5100

Sincerely yours,

José Luis Gómez Pimienta President	Emilio Carrillo Gamboa Chairman of the Board

June 29, 2005

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2005 (Unaudited)

Industries		Shares Held	Common Stock (97.01%)	Series	Value (Note 1)	Percent of Net Assets
Cement Industry		2,391,530	Cemex, S.A. de C.V.	CPO	$17,180,383	3.99%
		5,157,400	Grupo Cementos de Chihuahua, S.A de C.V.	*	9,260,165	2.15

					26,440,548	6.14
Communications		5,357,500	América Móvil, S.A. de C.V.	A	13,776,594	3.20
		13,076,000	América Móvil, S.A. de C.V.	L	32,432,803	7.52
	(a)	9,254,000	América Telecom, S.A. de C.V.	A1	24,956,877	5.79
	(a)	5,524,000	Carso Global Telecom, S.A. de C.V.	A1	9,096,019	2.11
		8,985,300	Grupo Televisa, S.A.	CPO	25,213,190	5.85
		5,357,300	Teléfonos de México, S.A. de C.V.	A	9,184,053	2.13

					114,659,536	26.60
Construction	(a)	33,960,500	Empresas ICA, Sociedad Controladora, S.A. de C.V.	*	12,624,266	2.93
Financial Groups		3,133,400	Grupo Financiero Banorte, S.A. de C.V.	O	20,188,763	4.68
		9,101,300	Grupo Financiero Inbursa, S.A. de C.V.	O	18,805,017	4.36

					38,993,780	9.04
Food and Beverages		948,400	Coca-Cola Femsa, S.A. de C.V.	L	2,207,731	0.51
		4,124,899	Fomento Económico Mexicano, S.A. de C.V.	UBD	21,027,934	4.88
		4,437,600	Gruma, S.A. de C.V.	B	8,928,692	2.07
		2,170,200	Grupo Bimbo, S.A. de C.V.	A	5,678,486	1.32
		1,804,000	Grupo Modelo, S.A. de C.V.	C	5,127,220	1.19

					42,970,063	9.97
Holding Companies		4,134,900	Alfa, S.A. de C.V.	A	20,873,724	4.84
	(a)	7,987,066	Desc, S.A. de C.V.	B	2,017,809	0.47
		3,617,300	Grupo Carso, S.A. de C.V.	A1	18,760,142	4.35
		3,279,200	Grupo Imsa, S.A. de C.V.	UBC	7,308,019	1.70
		4,681,700	Vitro, S.A.	A	3,725,692	0.86

					52,685,386	12.22
Housing	(a)	2,133,600	Consorcio ARA, S.A. de C.V.	*	6,577,984	1.53
	(a)	10,797,700	Corporación Geo, S.A. de C.V.	B	22,417,269	5.20
	(a)	2,747,000	Sare Holding, S.A. de C.V.	B	1,796,931	0.42
	(a)	4,366,300	Urbi Desarrollos Urbanos, S.A de C.V.	*	20,663,025	4.79

					51,455,209	11.94
Mining Industry	(a)	2,177,651	Grupo México, S.A. de C.V.	B	10,150,268	2.35
Pulp and Paper		2,280,780	Kimberly-Clark de México, S.A. de C.V.	A	6,478,179	1.50
Retail Stores		2,800,413	Alsea, S.A. de C.V.	*	5,558,781	1.29
		8,347,015	Wal-Mart de México, S.A. de C.V.	V	30,870,520	7.16

					36,429,301	8.45
Service		4,649,000	Grupo Aeroportuario del Sureste, S.A. de C.V.	B	13,712,268	3.18
Steel		2,795,892	Hylsamex, S.A. de C.V.	B	9,270,701	2.15
		706,013	Hylsamex, S.A. de C.V.	L	2,339,108	0.54

					11,609,809	2.69
			Total Common Stock (Identified Cost — $239,319,879)		$418,208,613	97.01%

The Mexico Fund, Inc.

Schedule of Investments as of April 30, 2005 (Unaudited) — (Continued)

Securities	Short-Term Securities (3.32%)	Value (Note 1)	Percent of Net Assets
Repurchase Agreements	BBVA Bancomer, S.A., 9.50%, dated 04/29/05, due 05/02/05 repurchase price $14,330,932, collateralized by Bonos del Gobierno Federal. Value of collateral $14,319,600	$14,319,600	3.32%
	Total Short-Term Securities (Identified cost — $14,319,600)	14,319,600	3.32
	Total Investments (Identified cost — $253,639,479)	432,528,213	100.33
	Liabilities in Excess of Other Assets	(1,424,324)	(0.33)

	Net Assets Equivalent to $24.24 per share on 17,783,858 shares of capital stock outstanding (Note 5)	$431,103,889	100.00%

(a)	Shares of these securities are currently non-income producing. Equity investments that have not paid dividends within the last twelve months are considered to be non-income producing.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)

Assets:
Investments:
Securities, at value:
Common stock (identified cost — $239,319,879)	$418,208,613
Short term securities (identified cost — $14,319,600)	14,319,600

Total investments (identified cost — $253,639,479)		$432,528,213
Cash		10,168
Interest receivable		3,779
Prepaid expenses		192,727

Total assets		432,734,887

Liabilities:
Payable to Investment Adviser (Notes 2 and 3)		413,514
Accrued expenses and other liabilities		196,384
Payables for securities purchased		1,021,100

Total liabilities		1,630,998

Net Assets — Equivalent to $24.24 per share on 17,783,858 shares of capital stock outstanding		$431,103,889

Composition of Net Assets:
Common Stock		$17,783,858
Additional paid-in capital		219,661,710
Accumulated net investment income		983,787
Undistributed net realized gain on investments		13,704,038
Unrealized appreciation of investments and translation of assets and liabilities in foreign currency		178,970,496

		$431,103,889

See Notes to Financial Statements.

The Mexico Fund, Inc.

Statement of Operations (Unaudited)For the Six Months Ended April 30, 2005

Net Investment Income:
Income:
Dividends	$2,633,830
Interest	1,430,502

Total income		$4,064,332
Expenses:
Investment advisory fee	2,033,134
Value-added taxes	339,525
Administrative services	201,251
Legal fees	200,624
Directors’ fees	87,060
Insurance	66,445
Audit and tax fees	61,856
Printing, distribution and mailing of stockholder reports	56,814
Directors’ and Officers’ expenses	45,217
Miscellaneous	35,957
Stockholders’ information	31,202
Custodian fees	25,846
Stock exchange fees	12,398
Transfer agent and dividend disbursement fees	10,500

Operating expenses		3,207,829

Net investment income		856,503

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions:
Net realized gain on investments	26,728,979
Net realized gain from foreign currency transactions	1,860,348

Net realized gain on investments and foreign currency transactions		28,589,327
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency:
Increase in net unrealized gain on investments	27,471,955
Increase in net unrealized gain on translation of assets and liabilities in foreign currency	91,792

Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency		27,563,747

Net Increase in Net Assets Resulting from Operations		$57,009,577

See Notes to Financial Statements.

The Mexico Fund, Inc. Statement of Changes in Net Assets	For the Six Months Ended April 30, 2005 (Unaudited)	For the Year Ended October 31, 2004
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$856,503	$467,781
Net realized gain on investments and foreign currency transactions	28,589,327	24,967,261
Increase in net unrealized gain on investments and translation of assets and liabilities in foreign currency	27,563,747	76,172,014

Net increase in net assets resulting from operations	57,009,577	101,607,056
Dividends to stockholders from net investment income	(2,493,484)	—
Dividends to stockholders from net realized gain on investments	(10,836,920)	(4,755,251)

	43,679,173	96,851,805

From Capital Share Transactions:
Net increase in capital stock (Note 5)	—	74,696,617
Repurchase of stock, at cost (Note 7)	(22,948,533)	(30,937,417)

	(22,948,533)	43,759,200

Total increase in net assets	20,730,640	140,611,005

Net Assets:
Beginning of period	410,373,249	269,762,244

End of period	$431,103,889	$410,373,249

See Notes to Financial Statements.

The Mexico Fund, Inc. Financial Highlights	For the Six Months Ended April 30, 2005 (Unaudited)	For the Year Ended October 31,
		2004	2003	2002	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$21.92	$17.36	$15.46	$18.98	$20.84	$19.57

Net investment income (Note 1)**	0.05	0.03	0.03	0.15	0.23	0.18
Net gain (loss) on investments and translation of foreign currency (Note 1)**	2.98	6.72	3.63	(1.30)	(2.31)	1.10

Total from investment operations**	3.03	6.75	3.66	(1.15)	(2.08)	1.28

Less Dividends:
Dividends to stockholders from net investment income	(0.13)	—	(0.45)	(0.13)	(0.13)	(0.19)
Dividends to stockholders from net realized gain on investments	(0.58)	(0.31)	(1.34)	(2.67)	(0.05)	—

Total dividends	(0.71)	(0.31)	(1.79)	(2.80)	(0.18)	(0.19)

Capital Share Transactions:
Effect on NAV of stock repurchased	—	0.01	0.06	0.43	0.40	0.18
Capital charge resulting from issuance of fund shares	—	(1.89)	(0.03)	—	—	—

Total capital share transactions	—	(1.88)	0.03	0.43	0.40	0.18

Net asset value, end of period	$24.24	$21.92	$17.36	$15.46	$18.98	$20.84

Market value per share, end of period	$21.30	$18.65	$15.36	$14.58	$16.70	$15.81

Total investment return based on market value per share***	17.97%	27.39%	22.49%	2.14%	6.64%	11.82%

Ratios to Average Net Assets:
Gross Expenses	1.44%*	1.64%	1.92%	1.46%	1.07%	0.96%
Expenses, net of reimbursement	1.44%*	1.64%	1.92%	1.37%	1.07%	0.96%
Net investment income, net of expense reimbursement	0.38%*	0.15%	0.15%	0.83%	1.12%	0.78%

Supplemental Data:
Net assets at end of period (in 000’s)	$431,104	$410,373	$269,762	$308,763	$862,977	$1,022,136
Portfolio turnover rate	14.34%	26.84%	28.99%	43.36%	29.69%	22.27%

*	Annualized
**	Amounts were computed based on average shares outstanding during the period.
***	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last business day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the lower of the net asset value or the closing market price on the dividend/distribution day. If the fiscal 2003 distribution were taken in stock, which was issued at $12.08 per share, the total return would have been 20.99% for that year. For fiscal 2004, the total return was calculated assuming a sale of the rights received on September 22, and reinvested in stock at the closing market price of that date.

See Notes to Financial Statements.

The Mexico Fund, Inc.

Notes to Financial Statements —

April 30, 2005 (Unaudited)

1.	Operations and Significant Accounting Policies:

The Mexico Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. On October 16, 2000, the Fund received stockholder approval to convert from a diversified to a non-diversified investment company under the 1940 Act. The investment objective of the Fund is to seek long term capital appreciation through investment in securities, primarily equity, listed on the Mexican Stock Exchange.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

Valuation of investments — Investments traded on the Mexican Stock Exchange are valued at the closing price reported by the Mexican Stock Exchange. The closing price represents the weighted average for the last ten minutes of operations in any business day. Short-term securities are carried at cost, plus accrued interest, which approximates market value. All other securities are valued in accordance with methods determined by the Board of Directors. If the Board of Directors believes that the price of a security obtained under the Fund’s valuation procedures does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Board believes accurately reflects fair value.

Security transactions and investment income — Security transactions are recorded on the date which the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date and interest income is recorded as earned.

Foreign Currency — The market value of Mexican securities, currency holdings and other assets and liabilities denominated in Pesos (“Ps.”) was recorded in the financial statements after being translated into U.S. dollars based on the open market exchange rate prevailing in Mexico City at the end of the period. The open market exchange rate at April 30, 2005 was Ps. 11.0832 to $1.00.

The identified cost of portfolio holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when earned or incurred.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Accordingly, the net realized and unrealized gain on investments presented in the accompanying financial statements include the effects of both such changes.

Reported net realized foreign exchange gains or losses arise from sales of short-term securities in exchange of cash, payment of services or functional currency denominated assets, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amount actually received or paid.

Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in common stocks, resulting from changes in the exchange rate.

Repurchase Agreements — The Fund enters into repurchase agreements with approved institutions. The Fund’s repurchase agreements are fully collateralized by Mexican or U.S. Government securities. The Fund takes possession of the collateral and the Fund’s investment advisor monitors the credit standing of repurchase agreement counterparties. It is the Fund’s policy that the fair value of the collateral is at least equal to the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Realized gains and losses on investments — Realized gains and losses on investments are determined on the identified cost basis.

Taxes — No provision has been made for U.S. income or excise taxes for the six months ended April 30, 2005 on net investment company taxable income or net long-term capital gains as defined by the Internal Revenue Code (the “Code”), since the Fund intends to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of such income to its stockholders.

Dividends to stockholders from net investment income are determined based on Federal income tax regulations, whereas the corresponding net investment income as reflected in the accompanying financial statements, is presented in accordance with accounting principles generally accepted in the United States. Net realized gains from security transactions, are distributed annually to stockholders.

The provision for value-added taxes represents Mexican value-added tax on certain services rendered by Mexican corporations to the Fund.

Dividends to stockholders — Cash dividends are recorded by the Fund on the ex-dividend date. Dividends paid to stockholders may be subject to Mexican withholding taxes.

Risks of Investment in Mexican Securities — Investing in Mexican securities involves certain considerations not typically associated with investing in securities of U.S. issuers, including (1) lesser liquidity and smaller market capitalization of the Mexican securities markets, (2) currency fluctuations; (3) higher rates of inflation and domestic interest rates and (4) less stringent disclosure requirements, less available information regarding Mexican public companies and less active regulatory oversight of Mexican public companies.

The Mexican Stock Exchange is a concentrated market. A large percentage of the value of the Mexican securities market is currently represented by certain industry sectors, in particular, the communications industry. Also, a certain individual has a controlling interest in companies representing over 30% of the market capitalization of the Mexican Stock Exchange. The value of the Mexican Stock Exchange may be subject to greater volatility than markets that are less concentrated. Any factors or events which impact this individual could have negative repercussions for the issuers in which he holds a controlling interest, including certain Fund investments and the Mexican Stock Exchange as a whole.

2.	Investment Advisory Agreement:

The Fund has a management contract with Impulsora del Fondo México, S.A. de C.V. (the “Adviser”), a Mexican corporation registered under the U.S. Investment Advisers Act of 1940. The

Adviser furnishes investment research and portfolio management services consistent with the Fund’s stated investment policies. The Fund pays to the Adviser a monthly fee at the annual rate of 1.00% on the first $200 million of average daily net assets, 0.90% on the excess over $200 million up to $400 million and 0.60% on the excess over $400 million.

3.	Administrative Services Agreement:

The Fund has entered into an Administrative Services Agreement with the Adviser, which provides for certain services to be performed by the Adviser, including among other administrative activities, the determination and publication of the net asset value of the Fund, the maintenance of the Fund’s books and records in accordance with applicable U.S. and Mexican Laws and assistance in the preparation and filing of annual reports and tax returns. Prior to March 9, 2005, the Fund paid to the Adviser a monthly fee at the annual rate of 0.07% of average daily net assets, with a minimum amount of $350,000 per year. On March 2005 the Fund’s Board of Directors approved a modification in the fee structure of the contract with the Adviser. Accordingly, starting March 9, 2005, the Fund pays to the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets, with a minimum amount of $450,000 per year. Beginning with the Stock Repurchase Program that commenced on October 10, 2002, the Adviser receives a fee of $75,000 per repurchase offer made by the Fund under the program.

4.	Purchases and Sales of Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were as follows:

Purchases
Common Stock	$89,611,097

Total Purchases	$89,611,097

Proceeds from Investments Sold
Common Stock	$59,137,761

Total Sales	$59,137,761

Included in proceeds from investments sold, is $19,421,512 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $9,647,799. Pursuant to a private letter ruling from the Internal Revenue Service, granted to the Fund, these gains are not recognized by the Fund for tax purposes. As a result, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains on investments to additional paid in capital in the accompanying financial statements.

5.	Capital Stock:

At April 30, 2005, there were 150,000,000 shares of $1.00 par value common stock authorized, of which 17,783,858 shares were outstanding.

The Fund offers a Dividend Reinvestment Plan (“Plan”) to its stockholders. Fund stockholders are automatically enrolled as participants in the Plan unless they notify the Fund’s transfer agent otherwise.

In connection with a rights offering by the Fund, stockholders of record on September 24, 2004 were issued one transferable right for each share of common stock owned. The rights entitled the holders to purchase one new share for every three rights held at a subscription price equal to 90% of the lower of (i) the average of the last reported sale prices of a share of the Fund’s common stock on the NYSE on the expiration date (October 22, 2004) and the four preceding trading days and (ii) the net asset value per share on the expiration date. On October 29, 2004, the Fund issued 4,694,962 shares of common stock at $16.65 per share. Rights offering costs of $590,000 ($0.03 per share) and dealer manager commissions of $2,933,245 ($0.16 per share) were charged to paid in capital of common stockholders resulting in net proceeds to the Fund of $74,696,617. The net asset value per share of the Fund’s common stockholders was reduced by approximately $1.89 per share as a result of this issuance, which includes the effect of the dealer manager commissions and rights offering costs.

6.	Distributions to Stockholders:

The tax character of distributions paid during the fiscal year ended October 31, 2004 were as follows:

2004
Distributions paid from:
Ordinary income	$—
Long term capital gains	4,755,251

Total distributions paid	$4,755,251

As of April 30, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital gains	$16,250,034
Undistributed ordinary income	2,717,248
Unrealized appreciation	174,691,039

Total accumulated earnings	$193,658,321

At April 30, 2005, the cost of investments for federal income tax purposes was $257,918,932. Gross unrealized appreciation of investments was $177,330,703 and gross unrealized depreciation of investments was $2,721,422 resulting in net unrealized appreciation on investments of $174,609,281 excluding foreign currency transactions. The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to different book and tax treatment on corporate reorganizations to securities held by the Fund.

7.	Stock Repurchase Program:

On March 6, 2002, the Board of Directors of the Fund announced a policy contemplating “in-kind” repurchase offers at no less than 98% of net asset value for up to 100% of the Fund’s outstanding shares.

The repurchases carried out by the Fund during the year ended October 31, 2004 and the six months ended April 30, 2005 were as follows:

An offer limited to 5% of the Fund’s outstanding shares commenced on December 19, 2003 and expired on January 13, 2004. The amount paid for redeemed shares was 98% of the Fund’s net asset value on January 20, 2004 and was paid on January 27, 2004. A total of 1,765,196 shares participated in the offer, of which 777,001 were repurchased by the Fund equivalent to a total repurchase price of $15,589,528, including $235,000 of expenses related to the offer.

Another offer limited to 5% of the Fund’s outstanding shares commenced on July 13, 2004 and expired on August 3, 2004. The amount paid for redeemed shares was 98.25% of the Fund’s net asset value on August 10, 2004 and was paid on August 17, 2004. A total of 2,295,107 shares participated in the offer, of which 738,148 were repurchased by the Fund equivalent to a total repurchase price of $15,347,889, including $237,925 of expenses related to the offer.

The next offer was also limited to 5% of the Fund’s outstanding shares, commenced on December 22, 2004 and expired on January 18, 2005. The amount paid for redeemed shares was 98.75% of the Fund’s net asset value on January 24, 2005 and was paid on January 31, 2005. A total of 5,453,298 shares participated in the offer, of which 935,990 were repurchased by the Fund equivalent to a total repurchase price of $22,948,533, including $286,857 of expenses related to the offer.

8.	Investments:

Certain members of the Board of Directors of the Fund are also members of Boards of Directors of certain companies held in the Fund’s portfolio.

9.	Commitments and Contingencies:

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties or which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrant.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable. The Schedule of Investments is included in the Semi-Annual Report to Stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

	(a)	(b)	(c)	(d)
Period from November 1, 2004 to April 30, 2005	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month # 1 November 1, 2004 to November 30, 2004	0	0	0	0
Month # 2 December 1, 2004 to December 31, 2004	0	0	0	0
Month # 3 January 1, 2005 to January 31, 2005	935,990	$24.21	935,990	(A	)
Month # 4 February 1, 2005 to February 29, 2005	0	0	0	0
Month # 5 March 1, 2005 to March 31, 2005	0	0	0	0
Month # 6 April 1, 2005 to April 30, 2005	0	0	0	0

(A)	On December 22, 2004, the Fund offered to repurchase up to 5% of its outstanding shares (935,990) in kind at 98.75% of the Fund’s NAV as of January 24, 2005. The January 2005 Repurchase Offer expired at 5:00 p.m. on January 18, 2005. This Repurchase Offer is part of a fundamental policy of the Fund adopted pursuant to Rule 23c-3 of the Investment Company Act of 1940 to offer to repurchase in kind at least 5% of the Fund’s outstanding shares on an annual basis. For more information, see the Fund’s Semi-Annual Report in Item 1.

Item 9.	Submission of Matters to Vote of Security Holders.

There has been no material change to the procedures by which stockholders may recommend nominees to the Registrant’s board of directors.

Item 10.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

(b) At the date of filing this Form N-CSR, there have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11.	Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 of the Investment Company Act of 1940, as amended, is filed as Exhibit 99.CERT.

(b) A certification of the principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is included as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MEXICO FUND, INC.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta President and Principal Executive Officer

Date: July 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ José Luis Gómez Pimienta
José Luis Gómez Pimienta President and Principal Executive Officer

Date: July 7, 2005

By*	/s/ Alberto Osorio
Alberto Osorio Treasurer and Principal Financial Officer

Date: July 7, 2005

*	Print the name and title of each signing officer under his or her signature.